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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  December 17, 1997

                               RAYTHEON COMPANY
                    -------------------------------------
            (Exact name of registrant as specified in its charter)

              Delaware                  1-2833                04-1760395
      ------------------------    ------------------      ------------------
      (State of Incorporation)     (Commission File         (IRS Employer
                                       Number)              Identification
                                                                Number)

                141 Spring Street
            Lexington, Massachusetts                            02173
      ----------------------------------------             ---------------
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (781) 862-6600


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Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

        On December 17, 1997, Raytheon Company ("Old Raytheon") consummated the merger of Old Raytheon with and into HE Holdings, Inc. ("HE Holdings"), pursuant to which the separate existence of Old Raytheon ceased and was continued by HE Holdings, which, immediately upon consummation of the merger, changed its name to Raytheon Company ("New Raytheon"). In connection with the merger, each share of issued and outstanding common stock, $1.00 par value per share of Old Raytheon was converted into one share of Class B common stock, $.01 par value per share of New Raytheon (the "Class B Common Stock"). Immediately prior to the merger, HE Holdings incurred $4.0 billion of indebtedness under certain credit agreements, all of which was contributed to Hughes Electronics Corporation or its affiliates. The obligation to repay this debt remains an obligation of New Raytheon.

        In connection the closing of the merger, New Raytheon issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (b) Pro Forma Financial Information.
         -------------------------------
     Pro forma combined condensed statements of earnings for the year ended December 31, 1996, and for the nine months ended September 28, 1997, and pro forma combined condensed balance sheet as of September 28, 1997, in each case reflecting the merger of Old Raytheon with and into HE Holdings were previously filed as pages 95-101 of the Solicitation Statement/Prospectus which forms a part of the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997, and are hereby incorporated herein by reference.

     (c) Exhibits.  The following exhibits are filed as part of this report:
         --------

    99.1 Press release, dated December 18, 1997.

    99.2 Pages 95-101 of the Solicitation Statement/Prospectus which forms a part of the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997.
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                                   SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 17, 1997

                           RAYTHEON COMPANY


                           By: /s/ Thomas D. Hyde
                               ----------------------------------------
                               Name:  Thomas D. Hyde
                               Title: General Counsel of Raytheon Company
                                      (formerly HE Holdings, Inc.) as successor
                                      to Raytheon Company

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                                 EXHIBIT INDEX

Exhibit
Number                           Description
------                           -----------

99.1                            Press release, dated December 18, 1997.

99.2                            Pages 95--101 of the Solicitation
                                Statement\Prospectus which forms a part of the Registration Statement on Form S-4 (File No. 333-39861), dated November 10, 1997.